        Filed Pursuant to Rule 497(b) of the Securities Act of 1933, as amended.
                                                Registration File No. 333-103695

                        SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER ULTRA FUND
                          875 Third Avenue, 22nd Floor
                            New York, New York 10022

                                                                  April 30, 2003

Dear Shareholder:

        You are cordially invited to attend a meeting of shareholders of Schroder Ultra Fund, a series of Schroder Capital Funds (Delaware), to be held on Friday, May 30, 2003, at 10:00 a.m., New York time, at the offices of the Fund at 875 Third Avenue, 22nd Floor, New York, New York 10022. At the meeting, shareholders will be asked to vote on a proposed merger of the Ultra Fund into Schroder U.S. Opportunities Fund, also a series of Schroder Capital Funds (Delaware). Shares of the Ultra Fund would be exchanged at net asset value for shares of the Opportunities Fund.

        Although the Trustees would like very much to have each shareholder attend the meeting, they realize that this is not possible. Whether or not you plan to be present at the meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.

        We look forward to seeing you at the meeting or receiving your proxy card so your shares may be voted at the meeting. Please do not hesitate to call
(800) 464-3108 if you have any questions.

                                        Sincerely,

                                        CATHERINE A. MAZZA
                                        President

Shareholders are urged to sign and return the enclosed proxy card in the enclosed envelope so as to be represented at the meeting.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                               SCHRODER ULTRA FUND

                        NOTICE OF MEETING OF SHAREHOLDERS

                                  May 30, 2003

        A Meeting of Shareholders of the Schroder Ultra Fund, a series of Schroder Capital Funds (Delaware), will be held on May 30, 2003 at 10:00 a.m., New York time, at the offices of the Fund, 875 Third Avenue, 22nd Floor, New York, New York 10022, for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Schroder Ultra Fund to Schroder U.S. Opportunities Fund, both series of Schroder Capital Funds (Delaware), in exchange for shares of Schroder U.S. Opportunities Fund and the assumption by Schroder U.S. Opportunities Fund of all of the liabilities of Schroder Ultra Fund, and the distribution of such shares to the shareholders of Schroder Ultra Fund in complete liquidation of Schroder Ultra Fund.

2.      To transact such other business as may properly come before the meeting.

        The Trustees of Schroder Capital Funds (Delaware) have fixed the close of business on March 31, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                         By Order of the Board of Trustees

                                         CARIN F. MUHLBAUM
                                         Secretary

April 30, 2003

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                          875 THIRD AVENUE, 22ND FLOOR
                            NEW YORK, NEW YORK 10022
                                 (800) 464-3108

                           PROSPECTUS/PROXY STATEMENT

                                 April 30, 2003

INTRODUCTION

        This Prospectus/Proxy Statement is furnished in connection with the meeting of shareholders of Schroder Ultra Fund (the "Ultra Fund") to be held on May 30, 2003 at 10:00 a.m., New York time, or at such later time as is made necessary by adjournment (the "Meeting") and relates to the proposed merger (the "Merger") of the Ultra Fund into Schroder U.S. Opportunities Fund (the "Opportunities Fund" and, together with the Ultra Fund, the "Funds"). The Ultra Fund and the Opportunities Fund are separate series of Schroder Capital Funds (Delaware). Schroder Capital Funds (Delaware) is an open-end series management investment company organized as a Delaware business trust.

        The Proposal described in this Prospectus/Proxy Statement relates to the proposed Merger. If the Merger occurs, you will become a shareholder of the Opportunities Fund. The Opportunities Fund seeks capital appreciation. It invests primarily in equity securities of companies in the United States with market capitalizations of $2.2 billion or less. If the Agreement and Plan of Reorganization is approved by shareholders of the Ultra Fund and the Merger occurs, the Ultra Fund will transfer all of its assets and liabilities to the Opportunities Fund in exchange for shares of the Opportunities Fund (the "Merger Shares") with a value equal to the value of the assets of the Ultra Fund transferred less the value of the liabilities assumed. After that exchange, Merger Shares received by the Ultra Fund will be distributed pro rata to the Ultra Fund's shareholders in complete liquidation of the Ultra Fund.

        Because you are a shareholder of the Ultra Fund, you are being asked to vote on the Proposal. This Prospectus/Proxy Statement explains concisely what you should know before investing in the Opportunities Fund. Please read it carefully and keep it for future reference.

        Because shareholders of the Ultra Fund are being asked to approve a transaction that will result in their receiving shares of the Opportunities Fund, this Proxy Statement also serves as a Prospectus for the shares of the Opportunities Fund to be issued in connection with the Merger.

        The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

..       the current Prospectus of the Ultra Fund, dated February 28, 2003;

..       the current Prospectus of Schroder Capital Funds (Delaware), dated March
1, 2003, relating to a number of funds of Schroder Capital Funds (Delaware), including the Opportunities Fund; a copy of that Prospectus accompanies this Prospectus/Proxy Statement;

..       the current Statement of Additional Information of Schroder Capital
Funds (Delaware), dated March 1, 2003, relating to a number of funds of Schroder Capital Funds (Delaware), including the Opportunities Fund and the Ultra Fund;

..       the Report of Independent Accountants and financial statements of the
Funds included in the Annual Report of Schroder Capital Funds (Delaware) for the fiscal year ended October 31, 2002 (the "Annual Report"); a copy of that Annual Report accompanies this Prospectus/Proxy Statement; and

..       the Statement of Additional Information dated April 30, 2003 relating to this Prospectus/Proxy Statement (the "Merger SAI").

For a free copy of any of these documents, please call 800-464-3108 or write to Schroder Mutual Funds at:

                              Schroder Mutual Funds
                                  P.O. Box 8507
                           Boston, Massachusetts 02266

        The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a crime.

        You can lose money by investing in the Opportunities Fund. The Opportunities Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Opportunities Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS

I.      OVERVIEW OF PROPOSAL...................................................1
II.     DETAILS OF THE PROPOSED MERGER.........................................9
III.    VOTING INFORMATION....................................................13
IV.     INFORMATION ABOUT THE FUNDS...........................................17
APPENDIX A -- Agreement and Plan of Reorganization...........................A-1
APPENDIX B -- Fundamental and Certain Non-Fundamental Investment Policies....B-1

I.      OVERVIEW OF PROPOSAL

PROPOSED TRANSACTION

        The Trustees of Schroder Capital Funds (Delaware), on behalf of each of the Funds, have approved a transaction involving the merger of the Ultra Fund with and into the Opportunities Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization. That Agreement and Plan of Reorganization provides for the transfer of all of the assets of the Ultra Fund to the Opportunities Fund, in exchange for shares of the Opportunities Fund, and the assumption by the Opportunities Fund of all the liabilities of the Ultra Fund, followed by the liquidation of the Ultra Fund. A copy of the Agreement and Plan of Reorganization is included as Appendix A to this Prospectus/Proxy Statement.

        Schroder Investment Management North America Inc. ("Schroders"), 875 Third Avenue, 22nd Floor, New York, New York 10022, is the investment adviser to each Fund. Schroders (itself and its predecessors) has been in the business of investment management since 1962.

        If the Proposal is approved by the shareholders of the Ultra Fund, the Ultra Fund will receive a number of Merger Shares of the Opportunities Fund equal in value to the value of the net assets of the Ultra Fund being transferred. Following the transfer, (i) the Ultra Fund will distribute to each of its shareholders a number of full and fractional Merger Shares of the Opportunities Fund equal in value to the value of that shareholder's Ultra Fund shares, and (ii) the Ultra Fund will be liquidated. The Merger is intended to be a tax-free reorganization.

        The Trustees of Schroder Capital Funds (Delaware) unanimously recommend that shareholders of the Ultra Fund approve this proposal. In reaching that conclusion, the Trustees considered, among other things, (i) that the Opportunities Fund should provide a suitable alternative investment opportunity to shareholders of the Ultra Fund who wish to continue to invest in a small-capitalization mutual fund managed by Schroders; (ii) that the operating expenses of the Opportunities Fund after the Merger are expected to be lower than those currently borne by shareholders of the Ultra Fund; (iii) that the Merger will offer Ultra Fund shareholders the opportunity to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes; and (iv) that the Ultra Fund has experienced substantial redemptions recently and is unlikely to continue to be viable as a stand-alone mutual fund. See "Details of the Proposed Merger -- Background and Reasons for the Proposed Merger."

OPERATING EXPENSES

        The following tables summarize expenses:

(1) that each Fund incurred in its fiscal year ended October 31, 2002 (restated as described in the Note below), and

(2) that the Opportunities Fund would be expected to have incurred in the fiscal year ended October 31, 2002 (assuming the restatement of "Other Expenses" described in the Note below) after giving effect on a pro forma combined basis to the proposed Merger as if the Merger had occurred as of the beginning of that fiscal year.

Note: The Ultra Fund experienced substantial shareholder redemptions in the second half of 2002, principally in the period following October 31. As a result, per share expenses of that Fund are expected to be substantially higher in the current fiscal year than they were last year. In addition, because certain common operating expenses are allocated among the Ultra Fund, the Opportunities Fund, and the other Schroders mutual funds based on their relative sizes, the portion of those expenses borne by the Ultra Fund is expected to be reduced substantially, and the expenses of the other Schroders mutual funds, including the Opportunities Fund, are expected to increase. As a result, the expenses shown in the table below for each of the Funds for its last fiscal year have been restated to show the effect of those expected increases in Fund operating expenses. For this purpose, it was assumed that each Fund's average net assets for the current fiscal year will be the same as the amount of its net assets as of January 31, 2003.

        The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in each class of shares of the Ultra Fund, the Opportunities Fund, and the Opportunities Fund on a pro forma basis, over specified periods. By translating "Net Expenses" into dollar amounts, these examples help you compare the costs of investing in the Funds to the costs of investing in other mutual funds.

SHAREHOLDER FEES
(expenses that are deducted from Fund assets)

                           Current Expenses              Current Expenses
                          SCHRODER ULTRA FUND       SCHRODER U.S. OPPORTUNITIES       Pro-Forma Combined Expenses
                        (year ended October 31,    FUND (year ended October 31,     SCHRODER U.S. OPPORTUNITIES FUND
                                 2002)                         2002)                 (year ended October 31, 2002)
--------------------------------------------------------------------------------------------------------------------
  Maximum Sales Load
  Imposed on Purchases           None                          None                               None

  Maximum Deferred               None                          None                               None
   Sales Load

  Maximum Sales Load
  Imposed on Reinvested          None                          None                               None
   Dividends

  Purchase Charge                None                          None                               None

  Exchange Fee                   None                          None                               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                Current Expenses/(2)/         Current Expenses/(2)/
                                SCHRODER ULTRA FUND       SCHRODER U.S. OPPORTUNITIES     Pro-Forma Combined Expenses/(2)/
                               (based on January 31,      FUND (based on January 31,     SCHRODER U.S. OPPORTUNITIES FUND
                                    2003 assets)                 2003 assets)           (based on January 31, 2003 assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees/(1)/                  1.50%                        0.75%                             0.75%

12b-1 Fees                            None                         None                              None

Other Expenses/(1)/ /(2)/             2.02%                        1.46%                             1.38%

Total Annual Fund                     3.52%                        2.21%                             2.13%
Operating Expenses/(2)/

Fee Waiver  and/or Expense            None                         0.21%                             0.13%
Limitation/(3)/

Net Expenses/(3)/                     3.52%                        2.00%                             2.00%

                        (Notes appear on following page)

/(1)/ Management Fees include all fees payable to Schroders and its affiliates for investment advisory and fund administration services. The Funds also pay sub-administration fees directly to SEI Investments Global Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, and those fees are included under "Other Expenses."

/(2)/ "Total Annual Fund Operating Expenses" for each of the Funds have been restated to reflect estimated "Other Expenses" for the current fiscal year (assuming asset levels for the year equal to the asset levels at January 31, 2003) as if they had been in effect for the fiscal year ended October 31, 2002. The restatements are largely attributable to substantial redemptions that occurred from Schroder Ultra Fund after October 31, 2002, and the resulting expected reallocation of common, complex-wide expenses among the Funds. See the Note above the Tables.

/(3)/ The Net Expenses shown for the Opportunities Fund reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through October 31, 2003, on the Total Annual Fund Operating Expenses of the Opportunities Fund.

EXAMPLES OF FUND EXPENSES:

        The examples assume that you invest $10,000 in shares of a Fund for the time periods shown and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that each Fund accrues expenses at the rate shown under Total Annual Fund Operating Expenses above in each year (except that, in the first year, the operating expenses for the Opportunities Fund are the same as that Fund's Net Expenses shown above for the eight-month period expiring October 31, 2003). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                           Pro Forma Combined
                                       Example Expenses      Example Expenses
                  Example Expenses       SCHRODER U.S.         SCHRODER U.S.
                 SCHRODER ULTRA FUND  OPPORTUNITIES FUND   OPPORTUNITIES FUND
-------------------------------------------------------------------------------
1 Year             $      355            $     210            $      207

3 Years            $    1,080            $     678            $      658

5 Years            $    1,826            $   1,172            $    1,136

10 Years           $    3,792            $   2,533            $    2,455

FEDERAL INCOME TAX CONSEQUENCES

        For federal income tax purposes, the Merger is expected to be a tax-free reorganization. Accordingly, it is expected that no gain or loss will be recognized by the Ultra Fund or by its shareholders as a result of the Merger, and that the tax basis of the Merger Shares received by each shareholder of the Ultra Fund will be the same in the aggregate as the tax basis of that shareholder's Ultra Fund shares. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes. For more information about the federal income tax consequences of the Merger, see "Details of the Proposed Merger -- Information Applicable to the Proposal -- Federal Income Tax Consequences."

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

        The investment objectives, policies, and strategies of the two Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, and the risks associated with investments in the Funds, please see the Funds' Prospectuses. A Prospectus relating to the Opportunities Fund is included with this Prospectus/Proxy Statement; information concerning the Ultra Fund is incorporated by reference from the current Prospectus of that Fund, which you may obtain in the manner described in the Introduction to this Prospectus/Proxy Statement.

        Although the descriptions of the Funds' investment objectives and policies are generally similar, there have historically been significant differences in the manner in which the Funds have been operated and in the attendant risks. The Ultra Fund has tended to invest in smaller companies. For example, at October 31, 2002, the weighted median market capitalization of a company held by the Ultra Fund was $474 million; the weighted median market capitalization of a company held by the Opportunities Fund was $1.264 billion. At March 31, 2003, those market capitalizations were $579 million and $1.153 billion, respectively.

        The Ultra Fund has been aggressively managed to take advantage of changes in macroeconomic factors - such as through the purchase and sale of index futures contracts and options and through significant adjustments in the amount of cash held in the portfolio - and in factors affecting the issuers of particular securities, such as through the purchase and sale of options on their stocks and through the use of short sales. Although many of the same investment techniques are available to the Opportunities Fund, that Fund has tended to be managed more conventionally, principally through the purchase and sale of stocks.

        The investment objective of the Ultra Fund is to seek long-term capital appreciation. The Fund typically invests in common stocks that Schroders believes offers the potential for capital appreciation. The Fund pursues an aggressive trading strategy by investing in securities issued by companies in any industrial sector or of any size. Schroders currently expects that a substantial portion of the Ultra Fund's assets will normally be invested in securities of companies with market capitalizations of $500 million or less (sometimes referred to as "micro-cap" companies). Schroders seeks to identify securities of companies that it believes offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors.

        The Ultra Fund may purchase securities of a company in the company's initial public offering ("IPO"), invest in closed-end investment companies and in exchange-traded mutual funds, buy put options on securities, sell securities short, and buy call or put options or buy or sell futures contracts on market indexes. The Ultra Fund may, and currently does, hold a substantial portion of its assets in cash, if Schroders believes that market conditions warrant or pending investment.

        The investment objective of the Opportunities Fund is to seek capital appreciation. Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of $2.2 billion or less measured at the time of investment, including investments in securities of companies with market capitalizations of $500 million or less (sometimes referred to as "micro-cap" companies). The Opportunities Fund normally invests in the securities of companies that Schroders believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors.

        The Opportunities Fund may invest in securities of companies outside the United States, although it will normally invest at least 80% of its net assets plus the amount of any borrowing for investment purposes in securities of companies Schroders considers to be located in the United States. (Neither the Opportunities Fund nor the Ultra Fund currently has substantial holdings of foreign securities.) The Opportunities Fund may invest in IPOs.

        The Funds share similar principal risks, which include the risks associated with small companies, equity securities, and initial public offerings. If shareholders of the Ultra Fund approve the Proposal, they will be subject to the current fundamental and non-fundamental investment policies of the Opportunities Fund, which will not be changing in connection with the Merger. A list of the fundamental and certain non-fundamental investment policies of each of the Funds is included as Appendix B to this Prospectus/Proxy Statement. Schroders does not believe that any differences between the Funds' fundamental investment policies are likely to result in any substantial differences in the manner in which the Funds are operated, except as otherwise disclosed in this Prospectus/Proxy Statement.

        The Ultra Fund does not currently hold any portfolio investments that would violate the Opportunities Fund's investment policies or restrictions as a result of such investments being acquired by the Opportunities Fund in connection with the Merger. In the event that the Ultra Fund comes to hold any such investment, Schroders will cause the Fund to sell or otherwise dispose of the investment prior to the Merger, which may result in adverse tax consequences to Ultra Fund shareholders. The Ultra Fund currently holds a substantial portion of its assets in cash and cash equivalents (approximately 34% of its total net assets as of March 31, 2003) and expects to maintain substantial cash positions through the date of the Merger. Should the Opportunities Fund invest this cash in portfolio securities following the Merger, the Fund will incur associated brokerage and other transaction costs.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE, AND REDEMPTION PROCEDURES

        The Ultra Fund and the Opportunities Fund have identical procedures concerning dividends and distributions. Each Fund distributes any net investment income and any net realized capital gain at least annually. For each Fund, distributions from net capital gains are made after applying any available capital loss carryovers. It is expected that, shortly before the Exchange Date (as defined in the Agreement and Plan of Reorganization), the Ultra Fund will, if necessary, declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Exchange Date not previously distributed.

        The two Funds have similar procedures for purchasing Fund shares, although shares of the Ultra Fund are not currently being offered. Shares of the Opportunities Fund may be purchased at their net asset value next determined, without any sales charges or loads, through Schroder Fund Advisors Inc. ("SFA"), 875 Third Avenue, 22nd Floor, New York, New York 10022, the distributor of the Funds' shares.

        Shares of the Funds can generally be exchanged for shares of most other funds in the Schroder family of funds at any time at their respective net asset values, although the Ultra Fund is not available as an exchange option.

        The two Funds have similar redemption procedures. Shares of either Fund may be sold back to the Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to the Fund or by calling
(800) 464-3108 if telephonic redemption procedures were authorized for the account. The price received by shareholders is the net asset value next determined after receipt of the redemption request in good order.

        Each Fund has adopted a procedure for involuntary redemptions in the event that an account balance falls below a minimum threshold. For purposes of this involuntary redemption policy, accounts in both the Ultra Fund and the Opportunities Fund are currently required to maintain a minimum balance of $2,000.

PRINCIPAL RISK FACTORS OF INVESTING IN THE OPPORTUNITIES FUND

        Certain risks of investing in the Opportunities Fund are briefly summarized below. It is possible to lose money on an investment in the Opportunities Fund.

        Each of the risk factors summarized below applies to an investment in the Ultra Fund, as well. (In addition, the Ultra Fund is subject to risks relating to its use of derivative securities and short sales.) In reviewing the descriptions of these risks, please keep in mind that, historically, the Ultra Fund has been more aggressively managed than the Opportunities Fund. The Ultra Fund has tended to invest in smaller companies than those in which the Opportunities Fund invests, and has tended to invest more frequently through IPOs. In more recent periods, due in part to changes in the Ultra Fund's portfolio management team, the Ultra Fund has tended to experience a lower portfolio turnover rate and to make less active use of derivatives than in previous periods.

        Small Companies. The Opportunities Fund invests in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. The Opportunities Fund may invest in micro-cap companies and at such times will be particularly sensitive to the risks associated with small companies. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities to reflect the full value of their issuers' earnings potential or assets.

        Equity Securities. One risk of investing in the Opportunities Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroders, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

        Initial Public Offerings (IPOs). The Opportunities Fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Opportunities Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

ADDITIONAL INFORMATION REGARDING RISKS OF THE OPPORTUNITIES FUND

        See the Opportunities Fund's Prospectus and Statement of Additional Information for further information about risks associated with the Fund.

II.     DETAILS OF THE PROPOSED MERGER

        The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Ultra Fund and the Opportunities Fund, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

        The Agreement and Plan of Reorganization provides, among other things, for the transfer of all of the assets of the Ultra Fund to the Opportunities Fund in exchange for (i) the issuance to the Ultra Fund of the Merger Shares, the number of which will be calculated based on the value of the net assets of the Ultra Fund acquired by the Opportunities Fund and the net asset value per share of the Opportunities Fund and (ii) the assumption by the Opportunities Fund of all of the liabilities of the Ultra Fund, all as more fully described below under "Information Applicable to the Proposal."

        After receipt of the Merger Shares, the Ultra Fund will cause the Merger Shares to be distributed to its shareholders, in complete liquidation of the Ultra Fund. Each shareholder holding shares of the Ultra Fund will receive a number of full and fractional Merger Shares of the Opportunities Fund equal in value at the date of the exchange to the aggregate net asset value of the shareholder's Ultra Fund shares.

Board Of Trustees' Recommendation. The Board of Trustees of Schroder Capital Funds (Delaware) has voted to approve the Agreement and Plan of Reorganization and recommends that shareholders of the Ultra Fund also approve the Agreement and Plan of Reorganization.

BACKGROUND AND REASONS FOR THE PROPOSED MERGER

        The Board of Trustees of Schroder Capital Funds (Delaware), including all of its Trustees who are not "interested persons" of Schroder Capital Funds (Delaware) (the "Independent Trustees"), has determined that the Merger would be in the best interests of the Ultra Fund and that the interests of the Ultra Fund's shareholders would not be diluted as a result of effecting the Merger. At a meeting held on February 6, 2003, the Board of Trustees approved the proposed Merger and recommended its approval by shareholders of the Ultra Fund.

        Mr. Ira Unschuld served as the portfolio manager for the two Funds through December 31, 2002, prior to his departure from Schroders. Since the announcement of Mr. Unschuld's departure from Schroders, the Ultra Fund has experienced substantial redemptions. Its net assets at March 31, 2003 were approximately $8.6 million. At its highest asset level, on June 3, 2002, the Ultra Fund's net assets were approximately $240 million. Schroders informed the Board of Trustees that it does not expect that the Ultra Fund will grow significantly in the foreseeable future and that it does not believe that the Ultra Fund will continue to be viable as a stand-alone mutual fund.

        Schroders noted that Ms. Jenny B. Jones, who recently joined Schroders from Morgan Stanley Investment Advisors, is currently the portfolio manager of both the Ultra Fund and the Opportunities Fund. Schroders noted that the Opportunities Fund should provide a suitable alternative for shareholders who wish to continue to invest in a small cap mutual fund managed by Schroders. Schroders also noted that the operating expenses of the Opportunities Fund after the Merger are expected to be lower than the operating expenses of the Ultra Fund. Schroders explained to the Trustees the anticipated allocation of Merger-related expenses between the Ultra Fund and the Opportunities Fund.

        Schroders also pointed out that the Merger is intended to permit Ultra Fund shareholders to keep their investment in an open-end mutual fund, without recognition of gain or loss for federal income tax purposes. Schroders noted that, if the Ultra Fund were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, gain or loss would be recognized for federal income tax purposes. See "Information Applicable to the Proposal -- Federal Income Tax Consequences" below.

        On the basis of these factors, the Trustees unanimously determined to approve the Agreement and Plan of Reorganization and to recommend its approval by shareholders of the Ultra Fund.

INFORMATION APPLICABLE TO THE PROPOSAL

        Agreement and Plan of Reorganization. If approved by shareholders of the Ultra Fund, the Merger is expected to occur on or around June 20, 2003, pursuant to the Agreement and Plan of Reorganization and satisfaction of various conditions stated therein. Pursuant to the Agreement and Plan of Reorganization, the Ultra Fund will transfer all of its assets and liabilities to the Opportunities Fund, in exchange for the issuance of Merger Shares of the Opportunities Fund having an aggregate net asset value equal to the value of the net assets being transferred, all as of the Exchange Date (defined in the Agreement to be June 20, 2003 or such other date as may be agreed upon by the Opportunities Fund and the Ultra Fund). The following discussion of the Agreement and Plan of Reorganization is qualified in its entirety by the full text of the Agreement in Appendix A.

        Immediately following the Exchange Date, the Merger Shares received by the Ultra Fund will be distributed pro rata to its shareholders of record as of the close of business on the Exchange Date. As a result of the proposed transaction, each holder of shares of the Ultra Fund will receive a number of full and fractional shares of the Opportunities Fund having an aggregate net asset value at the Exchange Date equal to the aggregate net asset value of the shares of the Ultra Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Opportunities Fund in the names of the Ultra Fund shareholders, each account representing the respective number of full and fractional Merger Shares due such shareholder. Because the shares of the Opportunities Fund are not represented by certificates, certificates for Merger Shares will not be issued.

        The consummation of the transactions contemplated by the Proposal is subject to the conditions set forth in the Agreement and Plan of Reorganization, any of which conditions may be waived, except for the condition requiring shareholder approval of the Agreement and Plan of Reorganization. The Agreement may be terminated, and the Merger abandoned, at any time prior to the Exchange Date, before or after approval by the shareholders of the Ultra Fund, by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

        Under the Agreement and Plan of Reorganization, each Fund will bear fifty percent (50%) of all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Proposal. (The Opportunities Fund will not bear those expenses in an amount greater than the savings, if any, in brokerage costs and other expenses resulting from the Merger, with the excess being borne by Schroders.) The total of these fees and expenses is expected to be approximately $93,000, including the solicitation costs described below under "Voting Information - Solicitation of Proxies." Each Fund will bear its own portfolio transfer taxes (if any), brokerage and other similar expenses in connection with the merger. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

        Description of the Merger Shares. Full and fractional Merger Shares will be issued in the Merger to the Ultra Fund's shareholders in accordance with the procedures set forth in the Agreement and Plan of Reorganization, as described above. The Merger Shares are shares of the Opportunities Fund.

        Each of the Merger Shares will be fully paid and nonassessable by the Opportunities Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The Trust Instrument of Schroder Capital Funds (Delaware) (the "Trust Instrument") permits Schroder Capital Funds (Delaware) to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to divide any such series further, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine.

        Federal Income Tax Consequences. The Merger is intended to be a tax-free reorganization. As a condition to each Fund's obligation to consummate the Merger, the Fund will receive an opinion from counsel to Schroder Capital Funds (Delaware) to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the Merger will constitute a reorganization within the meaning of
Section 368(a) of the Code, and the Opportunities Fund and the Ultra Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Ultra Fund upon the transfer of its assets to the Opportunities Fund in exchange for Merger Shares and the assumption by the Opportunities Fund of the Ultra Fund's liabilities, or upon the distribution of the Opportunities Fund shares by the Ultra Fund to its shareholders in liquidation; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Ultra Fund on the distribution of Merger Shares to them in exchange for their shares of the Ultra Fund; (iv) under
Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Ultra Fund's shareholders receive in exchange for their Ultra Fund shares will be the same as the aggregate basis of the Ultra Fund shares exchanged therefor;
(v) under Section 1223(1) of the Code, an Ultra Fund shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Ultra Fund shares exchanged for the Merger Shares, provided that the shareholder held the Ultra Fund shares as a capital asset; (vi) under Section 1032 of the Code, no gain or loss will be recognized by the Opportunities Fund upon receipt of the assets transferred to the Opportunities Fund pursuant to the Agreement in exchange for the Merger Shares and the assumption by the Opportunities Fund of the liabilities of the Ultra Fund; (vii) under Section 362(b) of the Code, the Opportunities Fund's tax basis in the assets that the Opportunities Fund receives from the Ultra Fund will be the same as the Ultra Fund's tax basis in such assets immediately prior to such exchange; and (viii) under Section 1223(2) of the Code, the Opportunities Fund's holding periods in such assets will include the Ultra Fund's holding periods in such assets. The opinion will be based on certain factual certifications made by officers of Schroder Capital Funds (Delaware) and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

        Prior to the Exchange Date, the Ultra Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

        This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, foreign and other tax laws.

        Capitalization. The following table shows, on an unaudited basis, the capitalizations of the Opportunities Fund and the Ultra Fund as of March 31, 2003, and of the Opportunities Fund on a pro forma basis as of that date, assuming the Merger had occurred as of that date:

CAPITALIZATION TABLE
MARCH 31, 2003
(Unaudited)

                                                                SCHRODER U.S.
                                              SCHRODER U.S.     OPPORTUNITIES
                         SCHRODER ULTRA       OPPORTUNITIES        FUND PRO
                              FUND                FUND          FORMA COMBINED
------------------------------------------------------------------------------
Net assets (000's        $        8,572/(1)/  $      34,171     $       42,743
omitted)

Shares outstanding                2,130               2,896              3,622
(000's omitted)

Net asset value per      $         4.02       $       11.80             $11.80
share

/(1)/ Reflects the impact of Ultra Fund's allocated share of Merger-related expenses. Pursuant to the Agreement and Plan of Reorganization, each of Ultra Fund and Opportunities Fund will bear fifty percent (50%) of all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the Merger. (The Opportunities Fund will not bear those expenses in an amount greater than the savings, if any, in brokerage costs and other expenses resulting from the Merger, with the excess being borne by Schroders.) See "Details of the Proposed Merger - Information Applicable to the Proposal - Agreement and Plan of Reorganization," above.

Pro forma financial statements of the Opportunities Fund as of and for the fiscal year ended October 31, 2002 and the fiscal period ended January 31, 2003 are included in the Merger SAI. Because the Agreement and Plan of Reorganization provides that the Opportunities Fund will be the surviving Fund following the Merger, the pro forma financial statements reflect the transfer of the assets and liabilities of the Ultra Fund to the Opportunities Fund.

III.    VOTING INFORMATION

        Required Shareholder Vote. Approval of the proposed Merger will require the affirmative vote of a "majority of the outstanding voting securities" of the Ultra Fund (as defined in the Investment Company Act of 1940, as amended), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Ultra Fund or (2) 67% or more of the shares of the Ultra Fund present at a meeting if more than 50% of the outstanding shares of the Ultra Fund are represented at the meeting in person or by proxy.

        Record Date, Quorum, and Method of Tabulation. Shareholders of record of the Ultra Fund at the close of business on March 31, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of one-third of the outstanding shares of the Ultra Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting, although a greater number will be required to approve the Proposal. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionately.

        Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by Schroder Capital Funds (Delaware) as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of negative votes on the Proposal.

        Shares Outstanding and Beneficial Ownership. As of the Record Date, as shown on the books of the Ultra Fund, there were issued and outstanding 2,130,330 shares of beneficial interest of the Ultra Fund and 2,895,503 shares of beneficial interest of the Opportunities Fund.

        As of the Record Date, the officers and Trustees of Schroder Capital Funds (Delaware) as a group beneficially owned less than 1% of the outstanding shares of each of the Ultra Fund and the Opportunities Fund. The following table gives the names and addresses of the persons who, to the knowledge of the Funds, owned of record or beneficially 5% or more of the outstanding shares of the Ultra Fund or the Opportunities Fund as of the Record Date:

SCHRODER ULTRA FUND

Charles Schwab & Co. Inc.                                  59.67%
Special Cust AC for the Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122

National Investors Services Corp.                          12.72%
For the Exclusive Benefit of Our Customers
55 Water Street
New York, NY 10041-0004

National Financial Svcs Corp.                               9.92%
For Exclusive Benefit of Our Customers
Sal Vella
200 Liberty Street
New York, NY 10281-1003

SCHRODER U.S. OPPORTUNITIES FUND

Charles Schwab & Co. Inc.                                  24.77%
Special Cust AC for the Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122

JPMorgan Chase                                             12.90%
Mutual Funds Section
14221 Dallas Parkway
7-2-JIP-138
Dallas, TX 75254-2916

National Financial Svcs Corp.                               9.91%
For Exclusive Benefit of Customers
Attn: Mutual Funds Dept. 5th Fl.
200 Liberty Street
1 World Financial center
New York, NY 10281-1003

Fidelity Investments Institutional                          9.29%
Operations Co. Inc. (FIIC) as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

National Investors Services Corp.                           5.26%
For the Exclusive Benefit of Our Customers
55 Water Street
New York, NY 10041-0004

        Solicitation of Proxies. In addition to the solicitation of proxies by mail, the Trustees of the Trust and employees of Schroders or its affiliates may solicit proxies in person or by telephone. The Trust has retained D.F. King & Co., Inc. ("D.F. King"), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by the employees of Schroders, will be borne by the Funds. The anticipated cost associated with the solicitation of proxies by D.F. King is $7,500 plus any reasonable out of pocket expenses incurred by D.F. King.

        Shareholder Voting by Telephone. In addition to voting by mail or in person at the meetings, you may give your voting instructions over the telephone by calling 888-866-4425. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, a portion of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and the number of shares of the Ultra Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by Schroders, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendations included in this Prospectus/Proxy Statement. D.F. King will record your instructions and send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. You may receive a call from a representative of D.F. King if Schroders has not yet received your vote. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trust believes that those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

        Revocation of Proxies. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of Schroder Capital Funds (Delaware) at 875 Third Avenue, 22nd Floor, New York, New York 10022), in person at the Meeting, by executing and submitting a superseding proxy, or by providing telephone or written notice of revocation to the Secretary of Schroder Capital Funds (Delaware). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, to approve the Proposal.

        Adjournment. If sufficient votes in favor the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The cost of any additional solicitation will be borne by the Funds.

        Shareholder Proposals at Future Meetings of Shareholders. The Trust Instrument of Schroder Capital Funds (Delaware) does not provide for annual meetings of shareholders, and Schroder Capital Funds (Delaware) does not currently intend to hold such a meeting for shareholders of the Ultra Fund in 2003. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Ultra Fund's shareholders must be received by Schroder Capital Funds (Delaware) a reasonable period of time prior to the time the Fund begins to print the proxy materials for any such meeting. Notice of all other proposals to be submitted for shareholder consideration at any meeting must be received by the Fund a reasonable period of time prior to the meeting. If the Merger described in the Proposal is consummated, there will be no further meetings of the shareholders of the Ultra Fund.

        Other Matters. The Trustees of Schroder Capital Funds (Delaware) know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

IV.     INFORMATION ABOUT THE FUNDS

        Other information regarding the Funds, including information with respect to their investment objectives, policies, and restrictions and financial history may be found in the Merger SAI, the Funds' Prospectuses, the current statement of Additional Information of Schroder Capital Funds (Delaware), and the Annual Report, which are available upon request by calling 800-464-3108. The Opportunities Fund's current Prospectus and the Funds' Annual Report for the fiscal year ended October 31, 2002 have been delivered with this Prospectus/Proxy Statement.

        Schroder Capital Funds (Delaware) is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and accordingly files reports and other information with the Securities and Exchange Commission. Reports, proxy materials and other information filed by Schroder Capital Funds (Delaware) with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and 233 Broadway, New York, New York 10279. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at "www.sec.gov."

APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of April 25, 2003 in New York, New York, by and between Schroder Capital Funds (Delaware), a Delaware business trust, on behalf of its Schroder Ultra Fund series (the "Ultra Fund"), and Schroder Capital Funds (Delaware), a Delaware business trust, on behalf of its Schroder U.S. Opportunities Fund series (the "Opportunities Fund").

PLAN OF REORGANIZATION

        (a) The Ultra Fund will sell, assign, convey, transfer and deliver to the Opportunities Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Opportunities Fund shall, on the Exchange Date, assume all of the liabilities of the Ultra Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Ultra Fund a number of full and fractional shares of beneficial interest of the Opportunities Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Ultra Fund transferred to the Opportunities Fund on such date less the value of the liabilities of the Ultra Fund assumed by the Opportunities Fund on that date.

        (b) Upon consummation of the transaction described in paragraph (a) above, the Ultra Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date the Merger Shares, each shareholder being entitled to receive that proportion of such Merger Shares which the number of shares of the Ultra Fund held by such shareholder bears to the number of shares of the Ultra Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Ultra Fund will simultaneously be canceled on the books of the Ultra Fund.

        (c) As promptly as practicable after the liquidation of the Ultra Fund as aforesaid, the Ultra Fund shall be dissolved pursuant to the provisions of the Trust Instrument of Schroder Capital Funds (Delaware) (the "Trust Instrument") and applicable law, and its legal existence terminated. Any reporting responsibility of the Ultra Fund is and shall remain the responsibility of the Ultra Fund up to and including the Exchange Date and, if applicable, such later date on which the Ultra Fund is liquidated.

AGREEMENT

1. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF THE OPPORTUNITIES FUND. The Opportunities Fund represents and warrants to and agrees with the Ultra Fund that:

        a) The Opportunities Fund is a series of Schroder Capital Funds (Delaware), a Delaware business trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Schroder Capital Funds (Delaware) is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Opportunities Fund. Each of Schroder Capital Funds (Delaware) and the Opportunities Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

        b) A statement of assets and liabilities, statement of operations, statement of changes in net assets, and a schedule of investments (indicating their market values) of the Opportunities Fund as of and for the fiscal year ended October 31, 2002 has been furnished to the Ultra Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Opportunities Fund as of such date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

        c) The current prospectus and statement of additional information of Schroder Capital Funds (Delaware), each dated March 1, 2003, relating to the Opportunities Fund, which have previously been furnished to the Ultra Fund, and any amendment or supplement thereto or any superceding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to the Ultra Fund (collectively, as from time to time amended, the "Opportunities Fund Prospectus"), did not as of such date, do not as of the date hereof, and will not as of the Exchange Date contain, with respect to the Opportunities Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Schroder Capital Funds (Delaware) or the Opportunities Fund, threatened against Schroder Capital Funds (Delaware) or the Opportunities Fund, which assert liability on the part of the Opportunities Fund. Except as disclosed by the Opportunities Fund to the Ultra Fund, the Opportunities Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        e) The Opportunities Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of October 31, 2002, those incurred in the ordinary course of its business as an investment company since October 31, 2002, and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Opportunities Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Ultra Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2002, whether or not incurred in the ordinary course of business.

        f) As of the Exchange Date, the Opportunities Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of Schroder Capital Funds (Delaware), are required to be filed by the Opportunities Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Opportunities Fund. All tax liabilities of the Opportunities Fund have been adequately provided for on its books, and no tax deficiency or liability of the Opportunities Fund has been asserted, and no question with respect thereto has been raised, or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

        g) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Opportunities Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, and state insurance, securities, or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

        h) The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Schroder Capital Funds (Delaware) on Form N-14 on behalf of the Opportunities Fund and relating to the Merger Shares issuable hereunder and the proxy statement of the Ultra Fund relating to the meeting of the Ultra Fund shareholders referred to in
Section 7(a) herein (together with the documents incorporated therein by reference, the "Ultra Fund Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by Schroder Capital Funds (Delaware), and the Ultra Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Ultra Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Ultra Fund to the Opportunities Fund for use in the Registration Statement or the Ultra Fund Proxy Statement.

        i) There are no material contracts outstanding to which the Opportunities Fund is a party, other than as are or will be disclosed in the Opportunities Fund Prospectus, the Registration Statement, or the Ultra Fund Proxy Statement.

        j) All of the issued and outstanding shares of beneficial interest of the Opportunities Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Opportunities Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

        k) The Opportunities Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

        l) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

        m) The Merger Shares to be issued to the Ultra Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Opportunities Fund, and no shareholder of the Opportunities Fund will have any preemptive right of subscription or purchase in respect thereof.

        n) All issued and outstanding shares of the Opportunities Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid, and non-assessable by the Opportunities Fund. The Opportunities Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Opportunities Fund shares, nor is there outstanding any security convertible into any Opportunities Fund shares.

2. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF THE ULTRA FUND. The Ultra Fund represents and warrants to and agrees with the Opportunities Fund that:

        a) The Ultra Fund is a series of Schroder Capital Funds (Delaware) a Delaware business trust duly established and validly existing under the laws of The State of Delaware, and has power to own all of its properties and assets and to carry out this Agreement. Schroder Capital Funds (Delaware) is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Ultra Fund. Each of Schroder Capital Funds (Delaware) and the Ultra Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

        b) A statement of assets and liabilities, statement of operations, statement of changes in net assets, and a schedule of investments (indicating their market values) of the Ultra Fund as of and for the fiscal year ended October 31, 2002 has been furnished to the Opportunities Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Ultra Fund as of such dates, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

        c) The current prospectus and statement of additional information of Schroder Capital Funds (Delaware), each dated February 28, 2003 relating to the Ultra Fund, which have been previously furnished to the Opportunities Fund, and any amendment or supplement thereto or any superceding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to the Opportunities Fund (collectively, as from time to time amended, the "Ultra Fund Prospectus"), did not as of such date, do not as of the date hereof, and will not as of the Exchange Date contain, with respect to the Ultra Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Schroder Capital Funds (Delaware) or the Ultra Fund, threatened against Schroder Capital Funds (Delaware) or the Ultra Fund, which assert liability on the part of the Ultra Fund. Except as disclosed by the Ultra Fund to the Opportunities Fund, the Ultra Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        e) There are no material contracts outstanding to which the Ultra Fund is a party, other than as are disclosed in the registration statement on Form N-1A of Schroder Capital Funds (Delaware) or the Ultra Fund Prospectus.

        f) The Ultra Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Ultra Fund's statement of assets and liabilities as of October 31, 2002 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Ultra Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Opportunities Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2002, whether or not incurred in the ordinary course of business.

        g) As of the Exchange Date, the Ultra Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of Schroder Capital Funds (Delaware), are required to be filed by the Ultra Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Ultra Fund. All tax liabilities of the Ultra Fund have been adequately provided for on its books, and no tax deficiency or liability of the Ultra Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

        h) At the Exchange Date, Schroder Capital Funds (Delaware), on behalf of the Ultra Fund, will have full right, power, and authority to sell, assign, transfer, and deliver the Investments (as defined below) and any other assets and liabilities of the Ultra Fund to be transferred to the Opportunities Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Opportunities Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens, or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Opportunities Fund. As used in this Agreement, the term "Investments" shall mean the Ultra Fund's investments shown on the schedule of its investments as of October 31, 2002 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Ultra Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers, and similar corporate actions through the Exchange Date.

        i) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Opportunities Fund or the Ultra Fund, except as previously disclosed to the Opportunities Fund by the Ultra Fund.

        j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Ultra Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act, or state insurance, securities, or blue sky laws.

        k) The Registration Statement and the Ultra Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Ultra Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Ultra Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Opportunities Fund to the Ultra Fund or Schroder Capital Funds (Delaware) for use in the Registration Statement or the Ultra Fund Proxy Statement.

        l) The Ultra Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

        m) At the Exchange Date, the Ultra Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Ultra Fund pursuant to this Agreement, the Opportunities Fund will remain in compliance with such mandatory investment restrictions as are set forth in the Ultra Fund Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Ultra Fund to dispose of any assets if, in the reasonable judgment of the Ultra Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Ultra Fund's fiduciary duty to its shareholders.

        n) All of the issued and outstanding shares of beneficial interest of the Ultra Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Ultra Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

        o) All issued and outstanding shares of the Ultra Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid, and non-assessable by the Ultra Fund. The Ultra Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Ultra Fund shares, nor is there outstanding any security convertible into any of the Ultra Fund shares.

3.      REORGANIZATION.

        a) Subject to the requisite approval of the shareholders of the Ultra Fund and to the other terms and conditions contained herein (including the Ultra Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(k)), the Ultra Fund agrees to sell, assign, convey, transfer, and deliver to the Opportunities Fund, and the Opportunities Fund agrees to acquire from the Ultra Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Ultra Fund, whether accrued or contingent (including cash received by the Ultra Fund upon the liquidation by the Ultra Fund of any Investments), in exchange for that number of shares of beneficial interest of the Opportunities Fund provided for in Section 4 and the assumption by the Opportunities Fund of all of the liabilities of the Ultra Fund, whether accrued or contingent, existing at the Valuation Time (as defined below). Pursuant to this Agreement, the Ultra Fund will, as soon as practicable after the Exchange Date, distribute in complete liquidation all of the Merger Shares received by it to the shareholders of the Ultra Fund in exchange for their shares, respectively, of the Ultra Fund.

        b) The Ultra Fund will pay or cause to be paid to the Opportunities Fund any interest, cash, or such dividends, rights, and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Ultra Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Opportunities Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Ultra Fund acquired by the Opportunities Fund.

        c) The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. VALUATION TIME. On the Exchange Date, the Opportunities Fund will deliver to the Ultra Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Ultra Fund transferred to the Opportunities Fund on such date less the value of the liabilities of the Ultra Fund assumed by the Opportunities Fund on that date.

        a) The net asset value of the Merger Shares to be delivered to the Ultra Fund, the value of the assets of the Ultra Fund, and the value of the liabilities of the Ultra Fund to be assumed by the Opportunities Fund shall in each case be determined as of the Valuation Time.

        b) The net asset value of the Merger Shares shall be computed in the manner set forth in the Opportunities Fund Prospectus. The value of the assets and liabilities of the Ultra Fund shall be determined by the Opportunities Fund, in cooperation with the Ultra Fund, pursuant to procedures which the Opportunities Fund would use in determining the fair market value of the Opportunities Fund's assets and liabilities.

        c) No adjustment shall be made in the net asset value of either the Ultra Fund or the Opportunities Fund to take into account differences in realized and unrealized gains and losses.

        d) The Ultra Fund shall distribute the Merger Shares to the shareholders of the Ultra Fund by furnishing written instructions to the Opportunities Fund's transfer agent, which will as soon as practicable open accounts for each Ultra Fund shareholder in accordance with such written instructions.

        e) The Opportunities Fund shall assume all liabilities of the Ultra Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Ultra Fund or otherwise.

5.      EXPENSES, FEES, ETC.

        a) Each Fund will bear one-half of all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Proposal under the Agreement. Each Fund will bear its own portfolio transfer taxes (if any), brokerage, and other similar expenses in connection with the merger. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of the Code.

        b) In the event the transactions contemplated by this Agreement are not consummated for any reason, each Fund will bear one-half (based on relative net assets) of all expenses incurred in connection with such transactions.

        c) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

6. EXCHANGE DATE. Delivery of the assets of the Ultra Fund to be transferred, assumption of the liabilities of the Ultra Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at New York, New York, as of June 20, 2003, or at such other date agreed to by the Opportunities Fund and the Ultra Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7.      MEETINGS OF SHAREHOLDERS; DISSOLUTION.

        a) Schroder Capital Funds (Delaware), on behalf of the Ultra Fund, agrees to call a meeting of the Ultra Fund's shareholders to be held as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Opportunities Fund as herein provided and adopting this Agreement.

        b) The Ultra Fund agrees that the liquidation and dissolution of the Ultra Fund will be effected in the manner provided in the Trust Instrument in accordance with applicable law and that, on and after the Exchange Date, the Ultra Fund shall not conduct any business except in connection with its liquidation and dissolution.

        c) The Opportunities Fund has, in consultation with the Ultra Fund and based in part on information furnished by the Ultra Fund, filed the Registration Statement with the Commission. Each of the Ultra Fund and the Opportunities Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

8. CONDITIONS TO THE OPPORTUNITIES FUND'S OBLIGATIONS. The obligations of the Opportunities Fund hereunder shall be subject to the following conditions:

        a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Ultra Fund entitled to vote.

        b) That the Ultra Fund shall have furnished to the Opportunities Fund a statement of the Ultra Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Ultra Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Schroder Capital Funds (Delaware), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Ultra Fund since October 31, 2002, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Ultra Fund, or changes due to dividends paid or losses from operations, and other than changes previously disclosed by or on behalf of the Ultra Fund to the Opportunities Fund.

        c) That the Ultra Fund shall have furnished to the Opportunities Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Schroder Capital Funds (Delaware) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Ultra Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Ultra Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

        d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        e) That the Opportunities Fund shall have received an opinion of Ropes & Gray, counsel to the Ultra Fund, or Delaware counsel acceptable to the officers of the Trust, in form satisfactory to counsel to the Opportunities Fund, and dated the Exchange Date, to the effect that (i) Schroder Capital Funds (Delaware) is a Delaware business trust duly formed and is validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed, and delivered by Schroder Capital Funds (Delaware) on behalf of the Ultra Fund and, assuming that the Registration Statement, the Ultra Fund Prospectus, and the Ultra Fund Proxy Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and assuming due authorization, execution, and delivery of this Agreement by Schroder Capital Funds (Delaware) on behalf of the Ultra Fund, is a valid and binding obligation of Schroder Capital Funds (Delaware) on behalf of the Ultra Fund; (iii) Schroder Capital Funds (Delaware), on behalf of the Ultra Fund, has the statutory trust power to sell, assign, convey, transfer, and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement including the performance by the Trust on behalf of the Ultra Fund of all of its obligations under Section 3 of the Agreement, the Trust on behalf of the Ultra Fund will have duly sold, assigned, conveyed, transferred, and delivered to the Trust on behalf of the Opportunities Fund the assets contemplated by the Agreement to be sold, assigned, conveyed, transferred, and delivered; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust Instrument or By-Laws or any provision of any agreement known to such counsel to which Schroder Capital Funds (Delaware) or the Ultra Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Schroder Capital Funds (Delaware) on behalf of the Ultra Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities or blue sky laws.

        f) That the Opportunities Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date, in form satisfactory to the Opportunities Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) the transactions contemplated by the Agreement will constitute a reorganization and the Opportunities Fund and the Ultra Fund will each be a party to the reorganization; (ii) no gain or loss will be recognized by the Opportunities Fund upon receipt of the Investments transferred to the Opportunities Fund pursuant to this Agreement in exchange for the Merger Shares; (iii) the basis to the Opportunities Fund of the Investments will be the same as the basis of the Investments in the hands of the Ultra Fund immediately prior to such exchange;
(iv) the Opportunities Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Ultra Fund; and (v) the Opportunities Fund will succeed to and take into account the items of the Ultra Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

        g) That the assets of the Ultra Fund to be acquired by the Opportunities Fund will include no assets which the Opportunities Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

        h) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Schroder Capital Funds (Delaware) or the Opportunities Fund, threatened by the Commission.

        i) That Schroder Capital Funds (Delaware) shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

        j) That all actions taken by Schroder Capital Funds (Delaware) on behalf of the Ultra Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Opportunities Fund and its counsel.

        k) That, prior to the Exchange Date, the Ultra Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Ultra Fund (i) all of the excess of (x) the Ultra Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Ultra Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Ultra Fund's investment company taxable income as defined in Section 852 of the Code (computed in each case without regard to any deduction for dividends paid), and (iii) all of the Ultra Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for any taxable year ending on or after October 31, 2002, and on or prior to the Exchange Date.

        l) That the Ultra Fund shall have furnished to the Opportunities Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of Schroder Capital Funds (Delaware), as to the tax cost to the Ultra Fund of the securities delivered to the Opportunities Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Opportunities Fund may reasonably request.

        m) That the Ultra Fund's custodian shall have delivered to the Opportunities Fund a certificate identifying all of the assets of the Ultra Fund held or maintained by such custodian as of the Valuation Time.

        n) That the Ultra Fund's transfer agent shall have provided to the Opportunities Fund (i) the originals or true copies of all of the records of the Ultra Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of each class of the Ultra Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

9. CONDITIONS TO THE ULTRA FUND'S OBLIGATIONS. The obligations of the Ultra Fund hereunder shall be subject to the following conditions:

        a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Ultra Fund entitled to vote.

        b) That Schroder Capital Funds (Delaware), on behalf of the Opportunities Fund, shall have executed and delivered to the Ultra Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Opportunities Fund will assume all of the liabilities of the Ultra Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

        c) That the Opportunities Fund shall have furnished to the Ultra Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of Schroder Capital Funds (Delaware) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Opportunities Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Opportunities Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

        d) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

        e) That the Ultra Fund shall have received an opinion of Ropes & Gray, counsel to the Opportunities Fund, or Delaware counsel acceptable to the officers of the Trust, in form satisfactory to counsel to the Ultra Fund, and dated the Exchange Date, to the effect that (i) Schroder Capital Funds (Delaware) is a Delaware business trust duly formed and is validly existing under the laws of the State of Delaware and has the requisite statutory trust power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Ultra Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by Schroder Capital Funds (Delaware) and the Opportunities Fund, and no shareholder of the Opportunities Fund has any preemptive right to subscription or purchase in respect thereof;
(iii) this Agreement has been duly authorized, executed, and delivered by Schroder Capital Funds (Delaware) on behalf of the Opportunities Fund and, assuming that the Opportunities Fund Prospectus, the Registration Statement, and the Ultra Fund Proxy Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and assuming due authorization, execution, and delivery of this Agreement by Schroder Capital Funds (Delaware) on behalf of the Ultra Fund, is a valid and binding obligation of Schroder Capital Funds (Delaware) and the Opportunities Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust Instrument or By-Laws, or any provision of any agreement known to such counsel to which Schroder Capital Funds (Delaware) or the Opportunities Fund is a party or by which it is bound; (v) no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Schroder Capital Funds (Delaware) on behalf of the Opportunities Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and, to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

        f) That the Ultra Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Ultra Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization; (ii) no gain or loss will be recognized by the Ultra Fund as a result of the reorganization; (iii) no gain or loss will be recognized by shareholders of the Ultra Fund on the distribution of Merger Shares to them in exchange for their shares of the Ultra Fund; (iv) the aggregate tax basis of the Merger Shares that the Ultra Fund's shareholders receive in place of their Ultra Fund shares will be the same as the aggregate tax basis of the Ultra Fund shares exchanged therefor; and (v) a shareholder's holding period for his or her Merger Shares received pursuant to this Agreement will be determined by including the holding period for the Ultra Fund shares exchanged for the Merger Shares, provided that the shareholder held the Ultra Fund shares as a capital asset.

        g) That all actions taken by Schroder Capital Funds (Delaware) on behalf of the Opportunities Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Ultra Fund and its counsel.

        h) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Schroder Capital Funds (Delaware) or the Opportunities Fund, threatened by the Commission.

        i) That Schroder Capital Funds (Delaware) shall have received from the Commission, any relevant state securities administrator, and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. WAIVER OF CONDITIONS. Each of the Ultra Fund or the Opportunities Fund, after consultation with counsel and by consent of the trustees of Schroder Capital Funds (Delaware), on behalf of the Opportunities Fund and the Ultra Fund, as the case may be, on its behalf or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a), 8(f), 9(a), and 9(f).

11. NO BROKER, ETC. Each of the Ultra Fund and the Opportunities Fund represents that there is no person who has dealt with it or Schroder Capital Funds (Delaware) who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. TERMINATION. The Ultra Fund and the Opportunities Fund may, by consent of the trustees of Schroder Capital Funds (Delaware), on behalf of each Fund, terminate this

Agreement. If the transactions contemplated by this Agreement have not been substantially completed by October 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Ultra Fund and the Opportunities Fund.

13. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

14. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the State of Delaware.

         [The remainder of this page has intentionally been left blank.]

15. TRUST INSTRUMENT. Notice is hereby given that this instrument is executed on behalf of the trustees of Schroder Capital Funds (Delaware) on behalf of the Opportunities Fund and the Ultra Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, or shareholders of Schroder Capital Funds (Delaware) individually but are binding only upon the assets and property of the Opportunities Fund or the Ultra Fund, as the case may be.

        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                                    SCHRODER CAPITAL FUNDS (DELAWARE)
                                    on behalf of its Schroder Ultra Fund series

                                    By: /s/ CATHERINE A. MAZZA
                                        ----------------------
                                    Name:   Catherine A. Mazza
                                    Title: President

                                    SCHRODER CAPITAL FUNDS (DELAWARE)
                                    on behalf of its Schroder Opportunities Fund series

                                    By: /s/ CATHERINE A. MAZZA
                                        ----------------------
                                    Name:   Catherine A. Mazza
                                    Title: President

APPENDIX B

Fundamental and Certain Non-Fundamental Investment Policies of the Opportunities Fund and Ultra Fund

                        SCHRODER U.S. OPPORTUNITIES FUND

Schroder U.S. Opportunities Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICIES:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

        In addition, as a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies that Schroder considers to be located in the United States.

                               SCHRODER ULTRA FUND

Schroder Ultra Fund will not:

FUNDAMENTAL POLICIES:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

7. Invest in companies for the purpose of acquiring control or management thereof, except that the Fund may invest in other investment companies to the extent permitted under the Investment Company Act or by rule or exemption thereunder.

8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs).

9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

1. As a non-fundamental policy, the Fund will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities.

All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PROPOSAL:

1. Proposal to approve an Agreement and Plan of Reorganization providing for the Merger of Schroder Ultra Fund with and into Schroder U.S. Opportunities Fund, as described in the Prospectus/Proxy Statement and the Agreement and Plan of Reorganization.

        ------------------------------------------------------------------------

                     FOR              AGAINST               ABSTAIN
                     [ ]                [ ]                   [ ]

TO VOTE BY MAIL
FOLLOW THESE SIMPLE STEPS:

1.      MARK VOTE IN APPROPRIATE BOX

2.      SIGN, DATE AND MAIL THIS CARD USING THE ENCLOSED POSTAGE PAID ENVELOPE

TO VOTE BY PHONE
FOLLOW THESE SIMPLE STEPS:

1. CALL TOLL-FREE 1-888-866-4425. MON-SAT 9:00 AM TO 8:00 PM, EASTERN STANDARD TIME

2. A SPECIALIST FROM D.F. KING & CO., INC. WILL ASSIST YOU AND ANSWER ANY OF YOUR QUESTIONS

PROXY                         SCHRODER ULTRA FUND                          PROXY
                  A SERIES OF SCHRODER CAPITAL FUNDS (DELAWARE)
     PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR A MEETING OF SHAREHOLDERS
                                  MAY 30, 2003

The undersigned hereby appoints Alan M. Mandel, Catherine A. Mazza and Carin F. Muhlbaum, and each of them separately, proxies with the power of substitution to each and hereby authorizes them to represent and to vote, as designated above, at the Meeting of Shareholders of Schroder Ultra Fund (the "Fund") to be held at the offices of Schroder Capital Funds (Delaware), 875 Third Avenue, 22nd Floor, New York, New York 10022 on May 30, 2003 at 10:00 a.m., Eastern time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ABOVE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSAL.

                                        VOTE VIA THE TELEPHONE:  1-888-866-4425

                                        Note: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held jointly)

                                        ----------------------------------------
                                        Date

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                                    FORM N-14
                                     PART B

         SCHRODER U.S. OPPORTUNITIES FUND, A SERIES OF SCHRODER CAPITAL
                                FUNDS (DELAWARE)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 2003

        This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of Schroder Ultra Fund (the "Ultra Fund"), a series of Schroder Capital Funds (Delaware), a Delaware business trust (the "Trust") into Schroder U.S. Opportunities Fund (the "Opportunities Fund"), another series of the Trust.

        This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement will be filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Schroder Mutual Funds, P.O. Box 8507, Boston, Massachusetts 02266 or by calling 800-464-3108.

                                TABLE OF CONTENTS

I.      Additional Information about the Ultra Fund and the Opportunities
        Fund...................................................................1
II.     Financial Statements...................................................1

I.   ADDITIONAL INFORMATION ABOUT THE ULTRA FUND AND THE OPPORTUNITIES FUND.

        This SAI is accompanied by the Statement of Additional Information of the Trust dated March 1, 2003 (the "Trust SAI"), which has been filed with the Securities and Exchange Commission. The Trust SAI contains additional information about the Opportunities Fund and the Ultra Fund.

II.  FINANCIAL STATEMENTS.

        The audited financial statements and certain other historical financial information of each of the Opportunities Fund and the Ultra Fund for the fiscal year ended October 31, 2002 are included in the Trust's Annual Report for the fiscal year ended October 31, 2002 (the "Annual Report"). The financial statements relating to the Opportunities Fund and the Ultra Fund included in the Annual Report, and the report of PricewaterhouseCoopers L.L.P., the Trust's independent accountant, in respect thereof, is incorporated by reference into this Statement of Additional Information. The Annual Report has been filed with the Securities and Exchange Commission. A copy of the Annual Report also accompanies the Prospectus/Proxy Statement.

        Unaudited pro forma financial statements of the Opportunities Fund are provided on the following pages, prepared on the basis of the following two assumptions: (i) that the Ultra Fund was merged with and into the Opportunities Fund at the close of business on October 31, 2002, the end of the Fund's most recent fiscal year and (ii) that the Ultra Fund was merged with and into the Opportunities Fund at the close of business on January 31, 2003. The pro forma information as of January 31, 2003 has been provided principally to show the effect on the Ultra Fund of substantial redemptions from that Fund from the period November 1, 2002 through January 31, 2003. The Opportunities Fund is shown as the accounting survivor because it will be the surviving Fund following the merger, and the combined Fund will be managed in accordance with the investment objective and policies of the Opportunities Fund.

                  PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
            SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER ULTRA FUND
                                OCTOBER 31, 2002

                                                       SCHRODER                      SCHRODER
                                                  U.S. OPPORTUNITIES                  ULTRA
                                                         FUND                          FUND                      COMBINED

  INDUSTRY/SECURITY DESCRIPTION                  SHARES         VALUE         SHARES        VALUE          SHARES        VALUE
--------------------------------------------------------------------------   --------------------------   -------------------------
COMMON STOCK
Business Services
Alliance Data Systems                              11,200   $    190,400            -   $            -       11,200   $      190,400
Arbitron                                           13,000        443,950            -                -       13,000          443,950
Certegy                                            18,600        390,600            -                -       18,600          390,600
Copart                                             39,300        419,331            -                -       39,300          419,331
First Data                                              -              -       30,000        1,048,200       30,000        1,048,200
Global Payments                                    19,080        539,010            -                -       19,080          539,010
Moore                                                   -              -      313,300        3,461,965      313,300        3,461,965
MPS Group                                          70,900        382,151            -                -       70,900          382,151
NDCHealth                                          22,500        397,125            -                -       22,500          397,125
Sylvan Learning Systems                            23,700        361,899            -                -       23,700          361,899
Tetra Tech                                         22,700        201,576            -                -       22,700          201,576
TMP Worldwide                                           -              -      175,000        2,709,000      175,000        2,709,000
United Rentals                                     20,500        125,050            -                -       20,500          125,050
Waste Connections                                  14,600        534,068            -                -       14,600          534,068
  Total Business Services                                      3,985,160                     7,219,165                    11,204,325

Capital Goods                                                                                                     -                -
Actuant Class A                                         -              -       66,900        2,662,620       66,900        2,662,620
Albany International Class A                       21,300        451,347            -                -       21,300          451,347
AO Smith                                           18,200        399,672            -                -       18,200          399,672
Crown Cork & Seal                                  57,900        370,560            -                -       57,900          370,560
Flowserve                                          23,000        269,560            -                -       23,000          269,560
Gerber Scientific                                       -              -       80,000          308,000       80,000          308,000
Manitowoc                                           5,300        125,027            -                -        5,300          125,027
Pentair                                            12,800        422,912            -                -       12,800          422,912
Winnebago Industries                                7,100        321,843            -                -        7,100          321,843
  Total Capital Goods                                          2,360,921                     2,970,620                     5,331,541

CONSUMER DISCRETIONARY
Advance Auto Parts                                  3,700        198,135            -                -        3,700          198,135

Aeropostale                                             -              -      191,000        2,286,270      191,000        2,286,270
American Eagle Outfitters                          21,300        309,276            -                -       21,300          309,276
Barnes & Noble                                     19,600        413,560            -                -       19,600          413,560
Big 5 Sporting Goods                                    -              -      427,100        5,044,051      427,100        5,044,051
Big Lots                                           23,800        395,080            -                -       23,800          395,080
Borders Group                                      11,700        201,591            -                -       11,700          201,591
Brown Shoe                                              -              -      144,200        2,790,270      144,200        2,790,270
Christopher & Banks                                     -              -       84,400        2,253,480       84,400        2,253,480
Claire's Stores                                    17,700        455,952            -                -       17,700          455,952
Clayton Homes                                      33,100        374,692            -                -       33,100          374,692
Dick's Sporting Goods                                   -              -      215,400        3,532,560      215,400        3,532,560
Dollar Tree Stores                                      -              -      160,000        4,206,400      160,000        4,206,400
Electronics Boutique Holdings                       9,500        239,410            -                -        9,500          239,410
Emerson Radio                                           -              -      177,000          529,230      177,000          529,230
Ethan Allen Interiors                               9,700        310,885            -                -        9,700          310,885
Foot Locker                                        31,700        310,660            -                -       31,700          310,660
Fossil                                                  -              -       25,000          490,250       25,000          490,250
FTD Class A                                             -              -       10,000          137,000       10,000          137,000
Genesco                                                 -              -       32,500          518,700       32,500          518,700
Hancock Fabrics                                         -              -      266,800        4,242,120      266,800        4,242,120
Jo-Ann Stores Class A                                   -              -      110,000        2,678,500      110,000        2,678,500
Michaels Stores                                    17,400        782,304            -                -       17,400          782,304
Mohawk Industries                                  11,294        604,794            -                -       11,294          604,794
Monro Muffler                                           -              -       54,200          962,050       54,200          962,050
O'Reilly Automotive                                19,200        523,584            -                -       19,200          523,584
Pacific Sunwear Of California                      15,200        355,224            -                -       15,200          355,224
Pep Boys-Manny, Moe & Jack                              -              -      315,000        3,654,000      315,000        3,654,000
Petco Animal Supplies                              18,300        458,598            -                -       18,300          458,598
Racing Champions                                        -              -      204,000        2,652,000      204,000        2,652,000
Reebok International                               18,500        522,625            -                -       18,500          522,625
Rent-A-Center                                      14,692        651,590            -                -       14,692          651,590
Russell                                                 -              -       60,600          941,724       60,600          941,724
Scholastic                                         10,000        441,500            -                -       10,000          441,500
Shoe Carnival                                           -              -       95,700        1,242,186       95,700        1,242,186
Tommy Hilfiger                                      5,500         41,525            -                -        5,500           41,525
Too                                                10,900        275,770            -                -       10,900          275,770
Tuesday Morning                                         -              -      170,000        3,554,700      170,000        3,554,700
Urban Outfitters                                        -              -       45,000        1,080,900       45,000        1,080,900
Wolverine World Wide                               28,500        459,135            -                -       28,500          459,135
  Total Consumer Discretionary                                 8,325,890                    42,796,391                    51,122,281

CONSUMER STAPLES
Constellation Brands                               19,400        491,402            -                -       19,400          491,402
JM Smucker                                         16,441        601,905            -                -       16,441          601,905
Performance Food Group                              8,100        301,239            -                -        8,100          301,239
VCA Antech                                              -              -      287,900        4,309,863      287,900        4,309,863
  Total Consumer Staples                                       1,394,546                     4,309,863                     5,704,409

ENERGY
Cal Dive International                              8,100        177,957            -                -        8,100          177,957
Grant Prideco                                      24,400        235,704            -                -       24,400          235,704
Grey Wolf                                         133,600        534,400            -                -      133,600          534,400
Key Energy Services                                41,400        369,702            -                -       41,400          369,702
Patterson-UTI Energy                               17,100        494,532            -                -       17,100          494,532

  Total Energy                                                 1,812,295                             -                     1,812,295

FINANCE
Affiliated Managers Group                           8,700        451,704            -                -        8,700          451,704
AmerUs Group                                       15,200        436,240            -                -       15,200          436,240
Federated Investors Class B                        15,900        426,120            -                -       15,900          426,120
Greater Bay Bancorp                                12,100        184,404            -                -       12,100          184,404
Hilb Rogal & Hamilton                               8,900        364,900            -                -        8,900          364,900
Platinum Underwriters Holdings                      2,100         52,710            -                -        2,100           52,710
StanCorp Financial Group                            6,200        334,800            -                -        6,200          334,800
  Total Finance                                                2,250,878                             -                     2,250,878

FINANCIALS
Hub International                                       -              -       73,100        1,253,665       73,100        1,253,665

HEALTH CARE
Bausch & Lomb                                       7,200        223,920            -                -        7,200          223,920
Cerner                                              8,100        288,441            -                -        8,100          288,441
Charles River Laboratories International           15,300        562,275            -                -       15,300          562,275
Covance                                            23,300        519,124            -                -       23,300          519,124
Coventry Health Care                                6,100        204,106            -                -        6,100          204,106
DaVita                                             15,400        369,138            -                -       15,400          369,138
Edwards Lifesciences                                8,800        226,072            -                -        8,800          226,072
First Health Group                                 23,200        602,736            -                -       23,200          602,736
Hanger Orthopedic Group                                 -              -      310,000        4,402,000      310,000        4,402,000
Henry Schein                                       12,000        602,040            -                -       12,000          602,040
Inveresk Research Group                                 -              -      107,200        2,089,328      107,200        2,089,328
LabOne                                                  -              -      105,000        1,830,150      105,000        1,830,150
Medical Action Industries                               -              -      109,100        1,253,668      109,100        1,253,668
Medicis Pharmaceutical Class A                      6,431        295,183            -                -        6,431          295,183
Millipore                                           2,600         88,426            -                -        2,600           88,426
Pharmaceutical Product Development                 19,300        528,820            -                -       19,300          528,820
Renal Care Group                                   13,000        411,450            -                -       13,000          411,450
Universal Health Services                           9,900        479,952            -                -        9,900          479,952
  Total Health Care                                            5,401,683                     9,575,146                    14,976,829

MATERIALS
Airgas                                             30,900        471,534            -                -       30,900          471,534
Chesapeake                                              -              -       13,400          205,020       13,400          205,020
  Total Materials                                                471,534                       205,020                       676,554

MEDIA
Catalina Marketing                                 15,600        301,860            -                -       15,600          301,860
Clear Channel Communications                            -              -      100,000        3,705,000      100,000        3,705,000
Courier                                                 -              -        2,400           89,880        2,400           89,880
Emmis Communications Class A                        9,800        213,836            -                -        9,800          213,836
Entercom Communications                             9,000        442,980            -                -        9,000          442,980
Spanish Broadcasting System Class A                     -              -       68,200          452,166       68,200          452,166
  Total Media                                                    958,676                     4,247,046                     5,205,722

RESTAURANTS
AFC Enterprises                                    14,700        272,244            -                -       14,700          272,244
Applebees International                            30,425        723,811            -                -       30,425          723,811
CBRL Group                                         21,400        501,402            -                -       21,400          501,402
Regis                                               2,500         73,050            -                -        2,500           73,050
Ruby Tuesday                                       36,110        630,119            -                -       36,110          630,119
  Total Restaurants                                            2,200,626                             -                     2,200,626

TECHNOLOGY
Advanced Digital Information                       36,100        255,588            -                -       36,100          255,588
American Power Conversion                               -              -       45,000          581,400       45,000          581,400
Amphenol Class A                                   20,300        781,550            -                -       20,300          781,550
Avid Technology                                         -              -       30,000          422,700       30,000          422,700
Avocent                                            11,700        234,000            -                -       11,700          234,000
CTS                                                15,800         94,800            -                -       15,800           94,800
Fair Isaac                                              -              -       32,400        1,246,428       32,400        1,246,428
Fisher Scientific International                    13,600        388,960            -                -       13,600          388,960
Maxtor                                             78,200        294,032            -                -       78,200          294,032
Mentor Graphics                                    11,900        112,967            -                -       11,900          112,967
Overland Storage                                        -              -        8,100          103,761        8,100          103,761
Packeteer                                               -              -      273,500        1,449,550      273,500        1,449,550
PerkinElmer                                        32,086        223,318            -                -       32,086          223,318
Planar Systems                                          -              -       25,700          472,109       25,700          472,109
Rogers                                                  -              -      133,400        3,332,332      133,400        3,332,332
Scansource                                              -              -       40,100        2,410,010       40,100        2,410,010
SonicWALL                                               -              -       63,400          176,252       63,400          176,252
Storage Technology                                      -              -      160,000        2,828,800      160,000        2,828,800
Symantec                                            6,300        252,000            -                -        6,300          252,000
Technitrol                                         10,600        155,078            -                -       10,600          155,078
Tektronix                                          29,500        521,265            -                -       29,500          521,265
Zebra Technologies Class A                          5,300        326,056            -                -        5,300          326,056
  Total Technology                                             3,639,614                    13,023,342                    16,662,956

TECHNOLOGY-SEMICONDUCTORS
Advanced Energy Industries                         15,300        185,283            -                -       15,300          185,283
Aeroflex                                           31,100        180,069            -                -       31,100          180,069
Exar                                               27,800        350,280            -                -       27,800          350,280
Integrated Device Technology                            -              -       60,000          592,620       60,000          592,620
Integrated Silicon Solutions                            -              -       52,900          149,178       52,900          149,178
International Rectifier                                 -              -      140,000        2,417,800      140,000        2,417,800
Lattice Semiconductor                              24,300        164,511            -                -       24,300          164,511
Micrel                                             13,800        113,988            -                -       13,800          113,988
Semtech                                            17,000        240,210            -                -       17,000          240,210
Varian Semiconductor Equipment Associates           6,400        152,448            -                -        6,400          152,448
Zoran                                                   -              -       30,000          449,700       30,000          449,700
  Total Technology-Semiconductors                              1,386,789                     3,609,298                     4,996,087

TECHNOLOGY-SOFTWARE
Actuate                                                 -              -       10,800           19,656       10,800           19,656
Manhattan Associates                                    -              -       60,900        1,369,032       60,900        1,369,032
Progress Software                                  30,200        376,896            -                -       30,200          376,896
Rational Software                                  32,500        215,150            -                -       32,500          215,150
Sybase                                             28,400        363,804            -                -       28,400          363,804
  Total Technology-Software                                      955,850                     1,388,688                     2,344,538

TRANSPORTATION
Arkansas Best                                           -              -       55,000        1,647,250       55,000        1,647,250
Old Dominion Freight Line                               -              -       46,700        1,090,445       46,700        1,090,445
Pacer International                                25,800        304,440            -                -       25,800          304,440
PAM Transportation Services                             -              -      170,700        3,576,165      170,700        3,576,165
Roadway                                                 -              -       91,100        3,650,377       91,100        3,650,377
Ryder System                                        8,000        183,600            -                -        8,000          183,600
USFreightways                                      13,300        373,730            -                -       13,300          373,730
  Total Transportation                                           861,770                     9,964,237                    10,826,007

TOTAL COMMON STOCKS                                           36,006,232                   100,562,481                   136,568,713

OPTIONS
Russell 2000 Index Put Nov/370                          -              -          800          604,000          800          604,000
Russell 2000 index Put Nov/380                          -              -          800          996,000          800          996,000
Russell 2000 Index Put Nov/390                          -              -        1,000        1,985,000        1,000        1,985,000

  Total Options                                                        -                     3,585,000                     3,585,000

SHORT-TERM INVESTMENTS
SEI Daily Income Trust Money Market Fund        1,899,943      1,899,943    9,865,764        9,865,764   11,765,707       11,765,707
SEI Daily Income Trust Prime Obligations Fund   1,899,942      1,899,942    9,865,763        9,865,763   11,765,705       11,765,705

  Total Short-Term Investments                  3,799,885      3,799,885   19,731,527       19,731,527   23,531,412       23,531,412

GOVERNMENT AND AGENCY SECURITY
United States Treasury Bill                             -              -   70,000,000       69,921,055   70,000,000       69,921,055

REPURCHASE AGREEMENT
JP Morgan Chase                                         -              -   26,554,840       26,554,840   26,554,840       26,554,840

  Total Investments                                         $ 39,806,117                $  220,354,903                $  260,161,020

                  PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
            SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER ULTRA FUND
                                JANUARY 31, 2003

                                                       SCHRODER                      SCHRODER
                                                  U.S. OPPORTUNITIES                  ULTRA
                                                         FUND                          FUND                     COMBINED

  INDUSTRY/SECURITY DESCRIPTION                  SHARES         VALUE         SHARES        VALUE          SHARES        VALUE
--------------------------------------------------------------------------   --------------------------   -------------------------
COMMON STOCK
BUSINESS SERVICES
Alliance Data Systems                              11,200    $    195,888            -    $          -      11,200    $    195,888
Allied Waste                                       41,400         404,892            -               -      41,400         404,892
Arbitron                                           13,000         420,030            -               -      13,000         420,030
Bearingpoint                                       25,300         199,617            -               -      25,300         199,617
Certegy                                            18,600         475,788            -               -      18,600         475,788
Copart                                             39,300         404,004            -               -      39,300         404,004
Doubleclick                                        29,800         188,038            -               -      29,800         188,038
Global Payments                                    19,080         544,352            -               -      19,080         544,352
Maximus                                             7,500         179,175            -               -       7,500         179,175
MPS Group                                          70,900         408,384            -               -      70,900         408,384
NDCHealth                                          22,500         489,150            -               -      22,500         489,150
PNM Resources                                      17,600         371,536            -               -      17,600         371,536
Reinsurance Group                                  21,000         603,330            -               -      21,000         603,330
Sylvan Learning Systems                            23,700         379,200            -               -      23,700         379,200
United Dominion                                    25,800         412,542            -               -      25,800         412,542
United Rentals                                     26,900         277,877            -               -      26,900         277,877
Waste Connections                                  14,600         507,350            -               -      14,600         507,350
  Total Business Services                                       6,461,153                            -                   6,461,153

CAPITAL GOODS
Albany International Class A                       21,300         504,171            -               -      21,300         504,171
AO Smith                                           18,200         473,018            -               -      18,200         473,018
Flowserve                                          23,000         269,560            -               -      23,000         269,560
Manitowoc                                           5,300         121,476            -               -       5,300         121,476
Olin                                               10,600         170,872            -               -      10,600         170,872
Winnebago Industries                                7,100         244,169            -               -       7,100         244,169
  Total Capital Goods                                           1,783,266                            -                   1,783,266

CONSUMER DISCRETIONARY
1-800-Flowers.Com                                  28,300         185,082            -               -      28,300         185,082
Advance Auto Parts                                  9,600         419,040            -               -       9,600         419,040
Big 5 Sporting Goods                                    -               -       30,200         342,770      30,200         342,770
Bunge                                               9,100         236,600            -               -       9,100         236,600
Claire's Stores                                    14,400         337,248            -               -      14,400         337,248
Clayton Homes                                      42,000         514,500            -               -      42,000         514,500
Crown Castle                                       33,900         133,905            -               -      33,900         133,905
Digitas                                               400           1,620            -               -         400           1,620
Dollar Tree Stores                                  7,800         171,296       26,600         584,163      34,400         755,459
Marvel Enterprise                                       -               -       20,000         221,600      20,000         221,600
Metro-Goldwyn Mayer                                28,600         294,580            -               -      28,600         294,580
Michaels Stores                                    17,500         590,625            -               -      17,500         590,625
Monro Muffler                                           -               -       13,400         252,322      13,400         252,322
Pep Boys-Manny, Moe & Jack                         17,900         186,339            -               -      17,900         186,339
Petco Animal Supplies                              18,300         384,483            -               -      18,300         384,483
Reebok International                               18,500         559,440            -               -      18,500         559,440
Rent-A-Center                                      12,992         685,328            -               -      12,992         685,328
Too                                                10,900         181,485            -               -      10,900         181,485
Wolverine World Wide                               28,500         426,075            -               -      28,500         426,075
  Total Consumer Discretionary                                  5,307,646                    1,400,855                   6,708,501

Consumer Staples
Constellation Brands                               19,400         486,358            -               -      19,400         486,358
JM Smucker                                         16,441         657,640            -               -      16,441         657,640
Performance Food Group                              8,100         249,885            -               -       8,100         249,885
  Total Consumer Staples                                        1,393,883                            -                   1,393,883

Energy
Artesyn Technology                                      -               -      160,300         557,844     160,300         557,844
Cal Dive International                              8,100         172,611            -               -       8,100         172,611
Grant Prideco                                      24,400         259,860            -               -      24,400         259,860
Hurricane Hydrocarbons Class A                      9,200          98,440            -               -       9,200          98,440
Key Energy Services                                41,400         383,364            -               -      41,400         383,364
Patterson-UTI Energy                               17,100         521,721            -               -      17,100         521,721
Stone Energy                                        6,200         210,862        9,600         326,496      15,800         537,358
Universal Compression                              19,300         365,735            -               -      19,300         365,735
  Total Energy                                                  2,012,593                      884,340                   2,896,933

Finance
Affiliated Managers Group                           5,100         236,844            -               -       5,100         236,844
AmerUs Group                                       15,200         418,304            -               -      15,200         418,304
Blackrock                                           4,400         185,900            -               -       4,400         185,900
Commerce Bancshares                                21,100         826,276       10,200         399,432      31,300       1,225,708
Federated Investors Class B                        15,900         406,245            -               -      15,900         406,245
First Niagara Financial                            17,200         199,520            -               -      17,200         199,520
Hilb Rogal & Hamilton                               5,900         221,958            -               -       5,900         221,958
Indymac Bancorp                                    17,700         346,389                                   17,700         346,389
Platinum Underwriters Holdings                     23,800         586,670       10,500         258,825      34,300         845,495
  Total Finance                                                 3,428,106                      658,257                   4,086,363

HEALTH CARE
Apria Healthcare Group                             18,800         433,340            -               -      18,800         433,340
Covance                                            18,200         491,036            -               -      18,200         491,036

Coventry Health Care                                6,100         169,275            -               -       6,100         169,275
DaVita                                             20,200         486,820            -               -      20,200         486,820
Edwards Lifesciences                                8,800         224,488            -               -       8,800         224,488
First Health Group                                 23,200         544,759            -               -      23,200         544,759
Hanger Orthopedic Group                            17,800         248,310       25,200         351,540      43,000         599,850
Henry Schein                                       10,300         417,459            -               -      10,300         417,459
Medicis Pharmaceutical Class A                      6,431         332,161            -               -       6,431         332,161
Millipore                                          13,700         442,647            -               -      13,700         442,647
NBTY                                                    -               -       30,000         546,300      30,000         546,300
Pharmaceutical Product Development                 17,200         513,420            -               -      17,200         513,420
Renal Care Group                                   15,400         445,060            -               -      15,400         445,060
Universal Health Services                           7,800         363,324            -               -       7,800         363,324
  Total Health Care                                             5,112,099                      897,840                   6,009,939

MATERIALS
Airgas                                             30,900         533,025            -               -      30,900         533,025
  Total Materials                                                 533,025                            -                     533,025

MEDIA
Emmis Communications Class A                        9,800         215,012            -               -       9,800         215,012
  Total Media                                                     215,012                            -                     215,012

RESTAURANTS
AFC Enterprises                                    14,400         264,816            -               -      14,400         264,816
Applebees International                            30,425         791,050       26,200         681,200      56,625       1,472,250
CBRL Group                                         16,800         535,920            -               -      16,800         535,920
Regis                                              24,100         649,254            -               -      24,100         649,254
Ruby Tuesday                                       36,110         682,479            -               -      36,110         682,479
  Total Restaurants                                             2,923,519                      681,200                   3,604,719

TECHNOLOGY
Advanced Digital Information                        9,600          65,760            -               -       9,600          65,760
Amphenol Class A                                   17,700         721,275            -               -      17,700         721,275
Avocent                                            11,700         293,670            -               -      11,700         293,670
CTS                                                24,200         176,660            -               -      24,200         176,660
DRS Technology                                      9,600         252,000            -               -       9,600         252,000
Fisher Scientific International                    13,600         393,040            -               -      13,600         393,040
Harris                                             10,400         324,480            -               -      10,400         324,480
Peregrine                                               -               -      510,800         109,822     510,800         109,822
PerkinElmer                                        65,986         514,691            -               -      65,986         514,691
Photon Dynamics                                    13,800         186,576            -               -      13,800         186,576
Planar Systems                                          -               -       20,100         319,992      20,100         319,992
Scansoft                                                -               -      119,500         564,040     119,500         564,040
Storage Technology                                      -               -       14,350         317,135      14,350         317,135
Tektronix                                          15,900         262,350            -               -      15,900         262,350
Ultratech                                               -               -       37,500         440,625      37,500         440,625
Unisys                                             50,000         466,000            -               -      50,000         466,000
Zebra Technologies Class A                          4,600         256,956            -               -       4,600         256,956
  Total Technology                                              3,913,458                    1,751,614                   5,665,072

Technology-Semiconductors
Advanced Energy Industries                          1,600          16,960            -               -       1,600          16,960
Aeroflex                                           49,700         397,600            -               -      49,700         397,600
Exar                                               27,800         360,010            -               -      27,800         360,010
Lattice Semiconductor                              44,400         335,220            -               -      44,400         335,220
O2                                                 13,900         126,073            -               -      13,900         126,073
Pericom Semiconductors                                  -               -       60,000         530,400      60,000         530,400
Varian Semiconductor Equipment Associates           2,200          57,068            -               -       2,200          57,068
Vialta                                                  -               -        1,633             605       1,633             605
  Total Technology-Semiconductors                               1,292,931                      531,005                   1,823,936

TECHNOLOGY-SOFTWARE
MSC Software                                       29,600         237,984            -               -      29,600         237,984
Progress Software                                  30,200         433,370            -               -      30,200         433,370
Sybase                                             28,400         408,392            -               -      28,400         408,392
  Total Technology-Software                                     1,079,746                            -                   1,079,746

TRANSPORTATION
Arkansas Best                                           -               -       13,900         336,519      13,900         336,519
Pacer International                                25,800         352,170            -               -      25,800         352,170
Roadway                                                 -               -        9,500         327,180       9,500         327,180
UsFreightways                                      13,300         349,657            -               -      13,300         349,657
  Total Transportation                                            701,827                      663,699                   1,365,526

Total Common Stocks                                            36,158,264                    7,468,810                  43,627,074

SHORT-TERM INVESTMENTS
SEI Daily Income Trust Money Market Fund                        1,312,202                      494,595                   1,806,797
SEI Daily Income Trust Prime Obligations Fund                           -                      494,595                     494,595

  Total Short-Term Investments                                  1,312,202                      989,190                   2,301,392

REPURCHASE AGREEMENT
JP Morgan Chase                                                         -                    2,847,530                   2,847,530

  Total Investments                                          $ 37,470,466                 $ 11,305,530                $ 48,775,996

            SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER ULTRA FUND PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                OCTOBER 31, 2002

                                                      SCHRODER
                                                        U.S.              SCHRODER
                                                    OPPORTUNITIES           ULTRA             PROFORMA            PRO FORMA
                                                         FUND                FUND            ADJUSTMENTS          COMBINED
                                                   --------------    -----------------    -----------------   ----------------
ASSETS
Investments in securities, at value                $   39,806,117    $     193,800,063                        $    233,606,180
Repurchase agreements                                           -           26,554,840                              26,554,840
Cash                                                    1,607,855           69,921,056                              71,528,911
Dividends receivable                                        8,508                    -                                   8,508
Interest receivable                                         5,010               28,307                                  33,317
Receivable for securities sold                            202,534            4,352,198                               4,554,732
Receivable for Fund shares sold                           491,096                    -                                 491,096
Prepaid expenses                                            8,175               10,031                                  18,206
                                                   --------------    -----------------    -----------------   ----------------
    TOTAL ASSETS                                       42,129,295          294,666,495                             336,795,790

LIABILITIES
Payable for securities purchased                          171,885           79,197,004                              79,368,889
Payable for Fund shares redeeemed                          13,362               92,530                                 105,892
Advisory fee payable                                       17,037              224,453                                 241,490
Administration fee payable                                 13,512               71,204                                  84,716
Accrued expenses and other liabilities                     56,588              180,267                                 236,855
                                                   --------------    -----------------                        ----------------
    TOTAL LIABILITIES                                     272,384           79,765,458                              80,037,842
                                                   --------------    -----------------                        ----------------
  NET ASSETS                                       $   41,856,911    $     214,901,037                        $    256,757,948
                                                   ==============    =================                        ================

NET ASSETS
Capital paid-in                                    $   47,157,294    $     156,962,064                        $    204,119,358
Undistributed net investment income                        71,449                    -                                  71,449
Accumulated net realized gain (loss) on
 investments                                             (528,325)          55,062,738                              54,534,413
Net unrealized appreciation (depreciation) on
 investments                                           (4,843,507)           2,876,235                              (1,967,272)
                                                   --------------    -----------------                        ----------------
  NET ASSETS                                       $   41,856,911    $     214,901,037                        $    256,757,948
                                                   ==============    =================                        ================
Investor Class:
  Net Assets                                       $   41,856,911    $     214,901,037    $              -    $    256,757,948
  Net asset value, offering and redemption
   price per share                                 $        12.57    $           33.38                        $          12.57

Total shares outstanding at end of period               3,330,396            6,438,770          10,660,092          20,429,258

Cost of securities                                 $   44,649,624    $     217,478,668                        $    262,128,292

            SCHRODER U.S. OPPORTUNITIES FUND AND SCHRODER ULTRA FUND PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                JANUARY 31, 2003

                                                      SCHRODER
                                                        U.S.            SCHRODER
                                                    OPPORTUNITIES         ULTRA             PROFORMA             PRO FORMA
                                                        FUND              FUND             ADJUSTMENTS            COMBINED
                                                   --------------    ---------------     ----------------     ----------------
ASSETS
Investments in securities, at value                $   37,470,466    $     8,458,000                          $     45,928,466
Repurchase agreements                                           -          2,847,530                                 2,847,530
Cash                                                            -          2,668,242                                 2,668,242
Interest receivable                                        16,914              1,840                                    18,754
Receivable for securities sold                          1,011,429                  -                                 1,011,429
Receivable for Fund shares sold                           421,707                  -                                   421,707
Prepaid expenses                                           44,240             35,816                                    80,056
                                                   --------------    ---------------     ----------------     ----------------
    TOTAL ASSETS                                       38,964,756         14,011,428                                52,976,184

LIABILITIES
Payable for securities purchased                          474,812            717,438                                 1,192,250
Payable for Fund shares redeemed                                -                622                                       622
Advisory fee payable                                       17,240             19,543                                    36,783
Administration fee payable                                 21,322              9,668                                    30,990
Accrued expenses and other liabilities                     86,306            186,990                                   273,296
                                                   --------------    ---------------                          ----------------
    TOTAL LIABILITIES                                     599,680            934,261                                 1,533,941
                                                   --------------    ---------------                          ----------------
  NET ASSETS                                       $   38,365,076    $    13,077,167                          $     51,442,243
                                                   ==============    ===============                          ================

NET ASSETS
Capital paid-in                                    $   44,880,335    $    10,767,876                          $     55,648,211
Accumulated net investment loss                           (39,848)          (327,611                                 (367,459)
Accumulated net realized gain (loss) on
investments                                            (4,615,428)         2,706,029                               (1,909,399)
Net unrealized depreciation on investments             (1,859,983)           (69,127                               (1,929,110)
                                                   --------------    ---------------                          ----------------
  NET ASSETS                                       $   38,365,076    $    13,077,167                          $     51,442,243
                                                   ==============    ===============                          ================

Investor Class:
  Net Assets                                       $   38,365,076    $    13,077,167     $              -     $     51,442,243
  Net asset value, offering and
   redemption price per share                      $        12.21    $          4.14                          $          12.21
Total  shares outstanding at end of period              3,142,439          3,162,221           (2,091,085)           4,213,575

Cost of securities                                 $   39,330,449    $    11,374,657                          $     50,705,106

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2002
                                SCHRODER SCHRODER

                                                           SCHRODER              SCHRODER
                                                       U.S.OPPORTUNITIES          ULTRA                             PRO FORMA
                                                             FUND                  FUND            COMBINED        ADJUSTMENTS
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                        $         136,971    $       488,117      $     625,088
Interest income                                                  182,166          1,093,539          1,275,705
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                  319,137          1,581,656          1,900,793               -
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                         216,815          2,563,932          2,780,747      (1,538,308)(a)
Administrative fees                                              107,942            510,056            617,998               -
Subadministration fees                                            62,719            297,127            359,846
Custodian fees                                                    21,869             64,402             86,271         (10,000)(b)
Audit fees                                                        24,870            112,338            137,208         (15,000)(c)
Legal fees                                                        28,028            124,594            152,622
Printing expenses                                                 25,846             82,349            108,195
Trustees fees                                                     14,337             71,232             85,569
Transfer agent fees                                              127,499             72,344            199,843         (30,000)(d)
Registration fees                                                 13,602              6,052             19,654          (4,000)(e)
Insurance                                                          7,785              9,933             17,718
Other                                                               (252)            14,566             14,314
------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                651,060          3,928,925          4,579,985      (1,597,308)
------------------------------------------------------------------------------------------------------------------------------
Expenses borne by Investment Advisor                              (6,743)            (1,838)            (8,581)              -
Interest expense                                                       -              1,271              1,271               -
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                     644,317          3,928,358          4,572,675       1,597,308
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           (325,180)        (2,346,702)        (2,671,882)      1,597,308
------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments sold                            783,623         57,118,251         57,901,874
Net realized loss on foreign currency transactions                     -               (284)              (284)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain loss on investments and
 foreign currency transactions                                   783,623         57,117,967         57,901,590
------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized
 depreciation on investments                                  (7,209,390)       (12,754,795)       (19,964,185)
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
    (depreciation)on investments and foreign
    currency translations                                     (7,209,390)       (12,754,795)       (19,964,185)
------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS)                                               (6,425,767)        44,363,172         37,937,405
------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             $      (6,750,947)   $    42,016,470      $  35,265,523    $  1,597,308
==============================================================================================================================

                                                           Pro Forma
                                                           Combined
----------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                        $       625,088
Interest income                                              1,275,705
----------------------------------------------------------------------
   TOTAL INCOME                                              1,900,793
----------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                     1,242,439
Administrative fees                                            617,998
Subadministration fees                                         359,846
Custodian fees                                                  76,271
Audit fees                                                     122,208
Legal fees                                                     152,622
Printing expenses                                              108,195
Trustees fees                                                   85,569
Transfer agent fees                                            169,843
Registration fees                                               15,654
Insurance                                                       17,718
Other                                                           14,314
----------------------------------------------------------------------
   TOTAL EXPENSES                                            2,982,677
----------------------------------------------------------------------
Expenses borne by Investment Advisor                            (8,581)
Interest expense                                                 1,271
----------------------------------------------------------------------
Net expenses                                                 2,975,367
----------------------------------------------------------------------
Net investment income                                       (1,074,574)
----------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain on investments sold                       57,901,874
Net realized loss on foreign currency transactions                (284)
----------------------------------------------------------------------
Net realized gain loss on investments and
 foreign currency transactions                              57,901,590
----------------------------------------------------------------------
Change in net unrealized
 depreciation on investments                               (19,964,185)
----------------------------------------------------------------------
   Net change in unrealized appreciation
    (depreciation)on investments and foreign
    currency translations                                  (19,964,185)
----------------------------------------------------------------------
NET GAIN (LOSS)                                             37,937,405
----------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             $    36,862,831
======================================================================

Notes to Pro Forma Combining Financial Statements
(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of
Investments and Statement of Assets and Liabilities as of October 31, 2002 and the unaudited Pro Forma Combining Statement of Operations for the year ended October 31, 2002 are intended to present the financial condition and related results of operations if the Schroder Ultra Fund merged with the Schroder U.S. Opportunities Fund

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Adjustment to decrease the Investment advisory fees to the terms under the U.S. Opportunities Fund Investment advisory agreement.
(b)  Adjustment to eliminate duplicate custodian transaction charges
(c) Adjustment of audit fees to reflect expenses incurred for the audit of one combined Fund
(d) Adjustment of transfer agent fees to reflect the elimination of duplicate base transfer agent fee
(e)  Adjustment to eliminate duplicate blue sky registration fees

             PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                FOR THE THREE MONTH PERIOD ENDED JANUARY 31, 2003

                                                           SCHRODER             SCHRODER
                                                      U.S. OPPORTUNITIES         ULTRA                               PRO FORMA
                                                             FUND                 FUND           COMBINED           ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                      $             52,323    $       14,879    $       67,202    $            -
Interest income                                                    15,331           154,131           169,462                 -
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCOME                                                     67,654           169,010           236,664                 -
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                           53,062           296,410           349,472          (177,843)(a)
Administrative fees                                                26,531            59,282            85,813                 -
Subadministration fees                                             26,981            43,894            70,875            (4,200)(b)
Custodian fees                                                      1,232             7,821             9,053            (2,000)(c)
Audit fees                                                          7,519            15,397            22,916            (2,750)(d)
Legal fees                                                         12,396            25,780            38,176                 -
Printing expenses                                                   4,566             7,319            11,885                 -
Trustees fees                                                       4,263            10,173            14,436                 -
Transfer agent fees                                                33,532            18,750            52,282           (10,000)(e)
Registration fees                                                   5,090             5,708            10,798            (1,000)(f)
Insurance                                                           2,796             1,843             4,639                 -
Other                                                                 983             4,244             5,227                 -
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      178,951           496,621           675,572          (197,793)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (111,297)         (327,611)         (438,908)          197,793
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on investments sold                   (2,968,287)          774,670        (2,193,617)                -
Change in net unrealized appreciation
  (depreciation) on investments                                 2,983,524        (2,945,362)           38,162                 -
-----------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS)                                                    15,237        (2,170,692)       (2,155,455)                -
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $            (96,060)   $   (2,498,303)   $   (2,594,363)   $      197,793
===================================================================================================================================

                                                        PRO FORMA
                                                        COMBINED
-------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                      $       67,202
Interest income                                             169,462
-------------------------------------------------------------------
  TOTAL INCOME                                              236,664
-------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                    171,629
Administrative fees                                          85,813
Subadministration fees                                       70,875
Custodian fees                                                7,053
Audit fees                                                   20,166
Legal fees                                                   38,176
Printing expenses                                            11,885
Trustees fees                                                14,436
Transfer agent fees                                          42,282
Registration fees                                             9,798
Insurance                                                     4,639
Other                                                         5,227
-------------------------------------------------------------------
Net expenses                                                481,979
-------------------------------------------------------------------
Net investment loss                                        (245,315)
-------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on investments sold             (2,193,617)
Change in net unrealized appreciation
  (depreciation) on investments                              38,162
-------------------------------------------------------------------
NET GAIN (LOSS)                                          (2,155,455)
-------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $   (2,400,770)
===================================================================

Notes to Pro Forma Combining Financial Statements
(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of January 31, 2003 and the unaudited Pro Forma Combining Statement of Operations for the three month period ended January 31, 2003 are intended to present the financial condition and related results of operations if the Schroder Ultra Fund merged with the Schroder U.S. Opportunities Fund.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Adjustment to decrease the Investment advisory fees to the terms under the U.S. Opportunities Fund Investment advisory agreement.
(b) Adjustment to decrease the Sub-Administration fees to reflect the elimination of the minimum fees associated with the Ultra Fund.
(c) Adjustment to eliminate duplicate custodian transaction charges
(d) Adjustment of audit fees to reflect expenses incurred for the audit of one combined Fund
(e) Adjustment of transfer agent fees to reflect the elimination of duplicate base transfer agent fee
(f) Adjustment to eliminate duplicate blue sky registration fees